Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
Commitments and Contingencies
6. Commitments and Contingencies

(a)  Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance, and other claims with suppliers relating to the operations of the Company’s vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company’s vessels are entered. The Company’s vessels are subject to estimated total calls payable to their P&I Association and may be subject to supplementary calls which are calculated as a percentage of the net estimated total calls for each year and after deducting any applicable rebates, laid up returns and other deductions. A decision to levy supplementary calls is made by the Board of Directors of the Association at any time during or after the end of the relevant policy year. There is no limit to the number or amount of supplementary calls that can be levied in respect of a policy year. Supplementary calls, if any, are issued when they are announced and according to the period they relate to. The Company, so far, has not been made aware of any supplementary calls outstanding in respect of any policy year.

The Company has certain outstanding amounts from disputes with two charterers for revenues recognized during the year ended December 31, 2022, which in aggregate amounted to $236 as of December 31, 2023 and are included in Prepaid expenses and other assets, net, in the accompanying 2023 consolidated balance sheet. In connection with the respective open cases, the Company has estimated as of December 31, 2023, that loss contingencies of $19 may arise, and has further established aggregate allowances for doubtful accounts of $170, both included in “Other operating loss/(income)” in the accompanying 2023 consolidated statement of comprehensive loss.

(b)  As of December 31, 2023, all of the Company’s vessels were fixed under time charter agreements, considered as operating leases and accounted for as per the provisions of ASC 842. The minimum contracted revenues expected to be generated (gross of charterers’ commissions), based on the existing commitments to non-cancelable time charter contracts as of December 31, 2023 and until their expiration dates, all falling with the first semester of 2024, are estimated at $4,038.

(c)  As of December 31, 2023, the total contractual obligations in connection with the Company’s chemical tankers’ investment amounted to $2,750, of which $1,375 is expected to be due in the fourth quarter of 2024 and $1,375 is expected to be due in the second quarter of 2025 (Note 4).